EXHIBIT 99.1

Consolidated Communications Announces Intention to Offer Senior Notes to Fund Enventis Acquisition

MATTOON, Ill., Sept. 4, 2014 (GLOBE NEWSWIRE) -- Consolidated Communications Holdings, Inc. (Nasdaq:CNSL) ("Consolidated") announced today that its wholly-owned subsidiary, Consolidated Communications Finance II Co. ("Finance Co."), intends, subject to market and other customary conditions, to offer ("the Offering") $200 million in aggregate principal amount of senior notes due 2022 (the "Notes").

The Notes will be the senior obligations of Finance Co., which will be merged into Consolidated Communications, Inc., the parent of Finance Co. and a first tier subsidiary of Consolidated, upon completion of Consolidated's previously-announced acquisition of Enventis Corporation ("Enventis") (Nasdaq:ENVE), formerly Hickory Tech Corporation (Nasdaq:HTCO) (the "Proposed Acquisition"). Upon closing of the Proposed Acquisition, the obligations under the Notes will be assumed by Consolidated Communications, Inc. and will be guaranteed by Consolidated and certain of its existing and future wholly-owned subsidiaries. Consolidated intends to use the net proceeds of the Offering to pay the fees and expenses in connection with the transactions contemplated by the Proposed Acquisition, to repay existing indebtedness of Enventis and repay a portion of Consolidated Communications, Inc.'s outstanding 10.875% senior notes due 2020 or its incremental term loan facility due 2020.

Pending completion of the Proposed Acquisition, the proceeds of the Offering, together with available cash, will be held in an escrow account in an amount equal to the offering price of the Notes, together with interest payable on the Notes to, but excluding, January 31, 2015. If the Proposed Acquisition is terminated or not completed on or prior to January 31, 2015, the Notes will be subject to a special mandatory redemption at a redemption price equal to the offering price of the Notes plus accrued and unpaid interest to, but excluding, the redemption date. Until termination or completion of the Proposed Acquisition, the Notes will be secured by first-priority liens on the funds in the escrow account.

The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release is for informational purposes only and does not constitute an offer to sell the Notes, nor a solicitation for an offer to purchase the Notes or any other securities, nor shall there be any sales of Notes or other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Consolidated

Consolidated Communications Holdings, Inc. is a leading communications provider within its six state operations of California, Illinois, Kansas, Missouri, Pennsylvania and Texas. Headquartered in Mattoon, IL, Consolidated has been providing services in many of its markets for over a century. With one of the highest quality networks in the industry, Consolidated offers a wide range of communications services, including IP-based digital and high definition television, high speed internet, Voice over IP, carrier access, directory publishing and local and long distance service.

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include our ability to complete the acquisition of Enventis and successfully integrate Enventis' operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of Enventis, including economic and financial market conditions generally and economic conditions in Consolidated's and Enventis' service areas; various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated's ability to repay or refinance it or incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's and Enventis' network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in Consolidated's and Enventis' filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Prospectus/Proxy Statement

This material is not a substitute for the joint proxy statement/prospectus Consolidated and Enventis filed with the Securities and Exchange Commission on August 8, 2014, which, as amended, was declared effective on August 22, 2014. Investors in Consolidated or Enventis are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors. The joint proxy statement/prospectus is, and other documents which will be filed by Consolidated and Enventis with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission's website, www.sec.gov, or by directing a request to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to Enventis Corporation, P.O. Box 3248, Mankato, MN 56002, Attention: Investor Relations. The definitive joint proxy statement/prospectus was first mailed to Consolidated's stockholders and Enventis' shareholders on August 28, 2014.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated and Enventis, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of Enventis is set forth in its proxy statement for its 2014 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the definitive joint proxy statement/prospectus for such proposed transactions.

CONTACT: Matt Smith
         VP of Finance & Treasurer
         217-258-2959
         matthew.smith@consolidated.com